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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported)

March 30, 2006

Satelinx International Inc.

(Exact name of registrant as specified in its charter)

Nevada

33-55254-01

88-0402908

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

809 DesLauriers, Montreal, Quebec, Canada

H4N1X3

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (514) 332-2523

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[  ]  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 30, 2006, the Board of Directors of Satelinx International Inc. (Satelinx) accepted the resignation of Satelinx’s independent auditors, Schwartz Levitsky Feldman, LLP (“SLF”), who audited Satelinx’s consolidated financial statements for the fiscal year ended December 31, 2004.

During our fiscal year ended December 31, 2004, and during the interim period up through March 30, 2006, there were:

(1)

No disagreements between Satelinx and SLF on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure;

(2)

No reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulations S-B promulgated by the Securities and Exchange Commission (“Regulation S-B”); and

(3)

No matters identified by SLF involving internal control structures or operations which were considered to be material weaknesses.

SLF was given a copy of this Form 8-K from the Company and was provided the opportunity to furnish a letter with respect thereto prior to the filing of the Form 8-K.  The letter from SLF is filed hereto as an exhibit to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The follow Exhibits are attached to this Form 8-K:

Exhibit 16.1:

Letter from Schwartz Levitsky Feldman, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Montreal, Quebec, Canada, this 4th day of April, 2006.

SATELINX INTERNATIONAL INC.

By:       /s/ Sam Grinfeld

Name:  Sam Grinfeld

Title:    Chief Executive Officer and Director